Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest Buffered Allocation Growth ETF

(the “Fund”)

Supplement to the Fund’s Prospectus

March 13, 2024

1.	Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the fourth paragraph through the eighth paragraph (not counting sub-headers) set forth in the section entitled “Principal Investment Strategies” shall be deleted in their entirety and replaced with the following:

The universe of Underlying ETFs from which the Sub-Advisor selects the Fund’s portfolio consists of four different types of “target outcome” ETFs, as described below.

FT Vest U.S. Equity Buffer ETFs

The series of FT Vest U.S. Equity Buffer ETFs seek to provide investors with returns that match the price return of SPY up to a predetermined upside cap (before fees and expenses), while providing a buffer (before fees and expenses) against the first 10% of SPY losses, over a defined one year period.

FT Vest U.S. Equity Deep Buffer ETFs

The series of FT Vest U.S. Equity Deep Buffer ETFs seek to provide investors with returns that match the price return of SPY up to a predetermined upside cap (before fees and expenses), while providing a buffer (before fees and expenses) against SPY losses between -5% and -30%, over a defined one year period.

FT Vest U.S. Equity Enhance & Moderate Buffer ETFs

The series of FT Vest U.S. Equity Enhance & Moderate Buffer ETFs seek to provide investors with returns of approximately twice any positive price return of SPY up to a predetermined upside cap (before fees and expenses), while providing a buffer (before fees and expenses) against the first 15% of SPY losses, over a defined one year period.

FT Vest U.S. Equity Moderate Buffer ETFs

The series of FT Vest U.S. Equity Moderate Buffer ETFs seek to provide investors with returns that match the price return of SPY up to a predetermined upside cap (before fees and expenses), while providing a buffer (before fees and expenses) against the first 15% of SPY losses, over a defined one year period.

In allocating the Fund’s portfolio among the universe of possible Underlying ETFs described above, the Fund’s Sub-Advisor evaluates various factors, including, but not limited to, the current price of SPY, the NAV of each Underlying ETF, the number of days left in each Target Outcome Period, implied market volatility, the price sensitivity of the underlying FLEX Options to price movements of SPY, and the remaining upside potential (cap) and remaining downside protection (buffer) offered by each Underlying ETF relative to the others in the universe. From this evaluation, the Sub-Advisor selects 5-7 Underlying ETFs for the Fund’s portfolio that it believes have the greatest potential for upside growth participation based on current market conditions, while still providing a level of downside protection. The weighting of each Underlying ETF will be determined by the Sub-Advisor using the factors listed above. The Fund’s portfolio will be evaluated on a quarterly basis.

2.	Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the final sentence of the fourth paragraph set forth in the section entitled “Additional Information on the Fund’s Investment Objective and Strategies” is hereby deleted in its entirety and replaced with the following:

The Fund’s portfolio will be evaluated on a quarterly basis.

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PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS
FOR FUTURE REFERENCE